SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 21, 1997




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)







           Virginia                      33-97660              54-1088621
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                  File Number)        Identification No.)



7 North Eighth Street, Richmond, Virginia                       23219
   (Address of principal executive offices)                  (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7814


                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The December, 1996 Statement to Investor Certificateholders was distributed January 21, 1997.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 1:

                    Statement to Investor Certificateholders for the period from December 1, 1996 to December 31, 1996.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIGNET HELOC TRUST 1995-A

                                     By:    SIGNET BANK




                                     By:     /s/ Suzanne Bachman
                                         --------------------------------------
                                             Suzanne Bachman
                                             Senior Vice President




Date:  January 21, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS






Exhibit
Number            Exhibits


     1 Statement to Investor Certificateholders for the period December 1, 1996 to December 31, 1996.